UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the MRC Global Inc. (the “Company”) Annual Meeting of Stockholders held on Tuesday, May 7, 2024, in a virtual meeting format (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as described in Item 5.07 below. The amendment provides for exculpation of the Company’s officers as permitted by the Delaware General Corporation Law, as further described in the Company’s Proxy Statement under the heading “PROPOSAL IV: AMEND THE CORPORATION’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.”

As a result, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 13, 2024, which became effective upon filing.

The foregoing description of the Certificate of Amendment and the description of the amendment in the Proxy Statement are qualified in their entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on Tuesday, May 7, 2024, as a virtual, on-line meeting. The results of the matters submitted to a vote of the stockholders at the Annual Meeting are set forth in the immediately following table below:

Item I. Election of Directors. Stockholders elected each of the persons named below as Directors to hold office until the 2025 annual meeting of stockholders, or until their successors are elected and qualified, or their earlier retirement, removal or death:

	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Deborah G. Adams	86,440,731	92.25	7,264,724	7.75	4,751,149
Leonard M. Anthony	86,565,416	92.38	7,140,039	7.62	4,751,149
George John Damiris	82,305,087	87.83	11,400,368	12.17	4,751,149
David A. Hager	93,382,094	99.65	323,361	0.35	4,751,149
Ronald L. Jadin	91,046,532	97.16	2,658,923	2.84	4,751,149
Dr. Anne McEntee	87,220,889	93.08	6,484,566	6.92	4,751,149
Robert J. Saltiel, Jr.	92,950,197	99.19	755,258	0.81	4,751,149
Daniel B. Silvers	92,257,558	98.45	1,447,897	1.55	4,751,149
Robert L. Wood	92,449,021	98.66	1,256,434	1.34	4,751,149

Item II. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the immediately following table:

Votes Cast For:	77,997,302	83.28%
Votes Cast Against:	15,661,929	16.72%
Abstentions:	46,224
Broker Non-Votes:	4,751,149

Item III. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2024 as set forth in the immediately following table:

Votes Cast For:	98,023,186	99.56%
Votes Cast Against:	432,383	0.44%
Abstentions:	1,035
Broker Non-Votes:	4,751,149

Item IV. Vote on the Amendment of the Company’s Amended and Restated Certificate of Incorporation to provide for Officer Exculpation as Permitted by Delaware Law. Over 75% of the stockholder voting power of the Company approved an amendment of the Company’s Amended and Restated Certificate of Incorporation to add, amend and replace Article VII in its entirety to provide for exculpation of the Company’s officers as permitted by Delaware law, as set forth in the immediately following table:

Votes Cast For:	81,990,250	87.52%
Votes Cast Against:	11,690,944	12.48%
Abstentions:	24,261
Broker Non-Votes:	4,751,149

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to MRC Global Inc.’s Amended and Restated Certificate of Incorporation.

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document.

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation.

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2024

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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